SCHEDULE 10.02

to Credit Agreement

BANK'S PAYMENT AND LENDING OFFICES/NOTICE INFORMATION

Addresses for Notices:

If to the Company:

Plantronics, Inc.

345 Encinal Street

Santa Cruz, CA 95060

Attn: Jon Alvarado

Telephone: 831.458.4452

Telefacsimile: 831.423.4314

If to the Bank:

Wells Fargo Bank, National Association

Central Coast Regional Commercial Banking Office

65 West Alisal Street, 2nd Floor

Salinas, CA 93901

Attn: Patrick Bishop

Telephone: 831.754-5078

Telefacsimile: 831.757.7345

Payment and Lending Offices of the Bank:

Payment Office:

Wells Fargo Bank, National Association

Commercial Loan Center

201 Third Street

San Francisco, CA 94103

Attn: Accounting

Telephone: 415.477.5464

Telefacsimile: 415.979.0579

Lending Offices:

Wells Fargo Bank, National Association

Central Coast Regional Commercial Banking Office

65 West Alisal Street, 2nd Floor

Salinas, CA 93901

Attn: Patrick Bishop

Telephone: 831.754-5078

Telefacsimile: 831.757.7345